UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 29, 2012

WESTMORELAND COAL COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	001-11155	23-1128670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9540 South Maroon Circle, Suite 200, Englewood, CO	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 922-6463

_______________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.04. Mine Safety - Reporting of Shutdowns and Patterns of Violations.

On October 29, 2012, Western Energy Company, a subsidiary of Westmoreland Coal Company, received a verbal imminent danger order under section 107(a) of the Federal Mine Safety and Health Act of 1977 at its Rosebud Mine in Colstrip, Montana. A formal written order was received on October 31, 2012. The order alleged that front-end loaders were loading material in an area where material was hanging up on the face of the high wall, causing it to slide in large quantities while the digging  process was conducted, requiring withdrawal of miners from the area. No injuries occurred as a result of the cited condition.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY

Date: November 5, 2012	By:	/s/ Jennifer S. Grafton
Jennifer S. Grafton General Counsel and Secretary